UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 11, 2000
                                                        ----------------


                            HARCOURT GENERAL, INC..
              (Exact Name of registrant specified in its charter)

           Delaware                    1-4925                 04-1619609
          ---------               ----------------        ------------------
 (State or other Jurisdiction     (Commission File         (I.R.S. employer
      of Incorporation)                Number)            Identification No.)


                              27 Boylston Street
                      Chestnut Hill, Massachusetts 02467
                   (Address of principal executive offices)
                   ----------------------------------------
                 Registrant's telephone number: (617) 232-8200


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Item 5.  Other Events
         ------------
          On October 11, 2000 Harcourt General, Inc. issued a press release with respect to the filing by GC Companies Inc. for Chapter 11 protection. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     Exhibit 99.1   Press release dated October 11, 2000.







































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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARCOURT GENERAL, INC.
                                        (Registrant)


                                        By:    /s/ Eric P. Geller
                                           ---------------------------
                                        Name:  Eric P. Geller
                                        Title: Senior Vice President, General
                                               Counsel and Secretary

October  11, 2000































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

                               INDEX TO EXHIBITS
                               -----------------



Exhibit Number                                   Exhibit
--------------    --------

     99.1         Press release dated October 11, 2000.









































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